EXHIBIT 10.10

                          AMERICAN PROPERTY MANAGEMENT
                   2154 N.E. BROADWAY PORTLAND, OREGON 97232
            MAILING ADDRESS: P.O. BOX 12127, PORTLAND, OREGON 97212
                   PHONE (503) 284-2147   FAX (503) 287-1587

                                LEASE EXTENSION

                               September 11, 1998

AMERICAN PROPERTY MANAGEMENT Account #C-8923-02

It is mutually agreed that the Lease Agreement dated October 29, 1996 and the First Amendment to Lease dated December 9, 1997 (collectively, the "LEASE"), between AMERICAN PROPERTY MANAGEMENT CORP. as agent for and on behalf of WESTON HOLDING CO., L.L.C., ("LESSOR"), and GARDENBURGER, INC. an Oregon Corporation ("LESSEE"), for Suite #400 in the Morrison Plaza Office Building at 1411 SW Morrison, in Portland, Oregon, consisting of approximately 18,850 square feet is hereby modified as follows:

ARTICLE 1
---------

The Lease term shall be extended for a period of two (2) year(s) commencing January 1, 1999 and terminating December 31, 2000 ("Extension Term").

ARTICLE 2
---------

Commencing January 1, 1999 the initial base rental for the Extension Term shall be $21,206.25 per month.

ARTICLE 4
---------

The LESSEE shall submit with this signed Lease Extension, the base rent for the first month of the Lease Extension plus an additional Lease Consideration Deposit of ($3,001.86) which shall be held by the Lessor together with the Lease Consideration Deposit currently deposited with the LESSOR under the original Lease ($19,264.70). The Lease Consideration Deposit equal to the estimated last month base rent ($22,266.56) shall be held by the Lessor in accordance with the provisions of the original Lease.

ARTICLE 5
---------

The rental adjustment date will be January 1, 2000 and the base monthly rental will be adjusted as follows:

The percentage increase in the yearly Consumer Price Index for U.S. City average (all urban consumer), which as of July 1998 was 163.2 and the same Consumer Price Index as of July 1999, and on the same month of each year of the LEASE term. Such information will be secured from the U.S. Bureau of Labor Statistics. Said increase shall be subject to a minimum annual increase of 3% and a maximum annual increase of 5%.

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An equal amount shall be paid to bring the security deposit up to an equal amount of the current month's rent.

ARTICLE 6
---------

The following shall replace Section 30.1, Parking:

LESSEE shall have the nonexclusive use of no less than twenty-seven (27) spaces in the adjacent uncovered lot at 14th and Alder for use during normal business hours at an initial rate of $95.00 per space per month. In addition, LESSEE shall have the use of four (4) reserved covered parking spaces in the covered Morrison Plaza Office Building Parking Lot (described in Exhibit "P" Parking) for use during normal business hours at an initial rate of $125.00 per space per month.

All parking shall be subject to Section #3.1. The cost of all parking shall be subject to an annual five percent (5%) fixed increase. LESSOR has sole control of parking and may designate areas for patrons of the property/building and assign LESSEE and employees of LESSEE to designated parking areas. LESSEE and employees shall park their cars only in these areas designated by the LESSEE and the employees of the LESSEE, and notify LESSOR of any changes within five (5) days. If LESSEE or its employees fail to park their vehicles in designated parking areas then LESSOR may charge LESSEE an additional twenty dollars ($20.00) per day per for each day or partial day in any area other than those designated, or if the area is signed as a towing area, to have the vehicle(s) towed at the LESSORS's option and at the expense of the LESSEE and it's employees.

The LESSEE shall be allowed to have up to eight (8) cars parked in the adjacent lot, located at 14th and Alder, on evenings and weekends on a first come first serve basis. There shall be no overnight storage of vehicles or trailers in the parking areas or outside of premises. LESSOR may remove vehicle from property and LESSEE shall bear the cost of such removal.

The LESSEE acknowledges that the adjacent lot, at 14th and Alder, may be developed at which time the LESSOR will not be responsible for providing the twenty-seven (27) parking spaces described above. In this event, the LESSOR will make its best efforts to find parking within a four (4) block radius of the building. LESSOR agrees to provide Lessee with three months notice prior to LESSOR terminating parking due to development.

ARTICLE 7
---------

Shower Facility

LESSEE has the option to pay one-hundred fifty dollars ($150.00) per month for GARDENBURGER, INC. employees' to use the men's and women's shower facilities located on the fifth floor of the Terminal Sales Building located at 1220 SW Morrison. Shower facility use will be limited to business hours between 7:00 a.m. and 6:00 p.m. except weekends and holidays and limited to use by no more than fifteen men and women on any given day. The above monthly charge will commence once access keys are provided to the LESSEE and will end once all access keys are returned. A $20.00 per key deposit will be charged for every key given to the LESSEE. The deposit will be returned after access keys are returned to the LESSOR.

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LESSEE shall not store or leave any personal belongings in the shower or anywhere on the premises of the locker room areas or anywhere else in the Terminal Sales Building. LESSOR will not be responsible for any lost or stolen items.

This option is subject to re-negotiation at the end of this two (2) year Lease Term.

ARTICLE 8
---------

Lessor Agreed Tenant Improvements -- See Exhibit "B-1" Space Plan and Exhibit "C-1" Interior Space Work Agreement.

The above described Exhibit "B-1" Space Plan shall be attached to the LEASE after the LESSEE submits a space plan to the LESSOR which includes the work described in Exhibit C-1 Interior Space Work Agreement and in the LESSOR's opinion, has residual value.

The LESSOR shall be responsible for coordinating the tenant improvements after receiving prior written notice from LESSEE. The LESSEE's contact person for scheduling tenant improvements is Rich Dietz, phone (503) 205-1500. If LESSOR arrives to perform tenant improvements on a mutually agreed date and LESSEE is either not ready (i.e. furniture and equipment is not three (3) feet away from walls, etc.) or LESSEE wishes to reschedule and denies LESSOR access, the LESSOR shall have the option to reschedule at least thirty (30) days out and charge LESSEE A $150.00 rescheduling fee.

If any provisions contained in this Exhibit "C-1" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit "B-1" Space Plan), the provisions contained in this Exhibit "C-1" Interior Space Work Agreement shall control.

ARTICLE 9
---------

The signing of this Lease Extension by the parties hereto constitutes a Lease between them incorporating all of the terms and conditions contained in the original LEASE heretofore made between LESSEE and LESSOR, or LESSOR's predecessor in interest, except as modified by the terms of this Lease Extension. If any provisions contained in this Lease Extension are inconsistent with any other provisions of the original LEASE, the provisions in this Lease Extension shall control, unless otherwise provided in this Lease Extension. This Lease Extension is to be attached to the original LEASE, which is to be deemed part of it. This Lease Extension shall not be binding at the sole option of the LESSOR if, as of the commencement date of the extension term herein, the LESSEE is in default under any of the provisions of the original LEASE above described.

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ARTICLE 10
----------

This offer to extend LESSEE'S LEASE shall expire at THE SOLE OPTION OF THE LESSOR if this Lease Extension is not signed and delivered to the LESSOR with no changes and accompanied by appropriate pre-paid monies by September 21, 1998.

IN WITNESS WHEREOF

LESSOR:                                      LESSEE:
AMERICAN PROPERTY MANAGEMENT CORP.           GARDENBURGER, INC.
as agent for and on behalf of                an Oregon corporation
WESTON HOLDING CO., L.L.C.


x  /s/Douglas D. Lindholm                    x  /s/Richard C. Dietz
 ---------------------------------            -----------------------------
 Douglas D. Lindholm                          Richard C. Dietz
 Vice President of Commercial Property        Chief Financial Officer

DATE:     9-16-98                            DATE:     9-11-98
     -----------------------------                -------------------------




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                            EXHIBIT "B-1" SPACE PLAN
                    GARDENBURGER, INC. an Oregon Corporation
                             1411 SW Morrison, #400
                               Portland, OR 97205
                               Account #C-8923-02








                    [Specs for space plan--unable to convert]





















ANY CHANGES TO THIS EXHIBIT "B-1" SPACE PLAN ARE SUBJECT TO LESSOR'S APPROVAL. ANY CHANGE TO THIS PLAN SHALL BE AT LESSEE'S SOLE COST AND EXPENSE, SHALL NOT DELAY LEASE COMMENCEMENT AND MAY DELAY LESSEE'S OCCUPANCY.

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                  EXHIBIT "C-1" INTERIOR SPACE WORK AGREEMENT

                LESSEE: GARDENBURGER, INC. an Oregon Corporation
         ACCOUNT #C-8923-02   BUILDING/SUITE #: MORRISON PLAZA, #400

                    ACCEPTED            AGREED            LESSOR         LESSEE
ITEM                 AS-IS          IMPROVEMENTS          EXPENSE        EXPENSE
----                --------        ------------          -------        -------
                                LESSOR to paint new
                                partitions only matching
                                existing paint color.

PAINTING:            _____             NONE                 __X__          ____
(Building Standard Color)

FLOORCOVERING:       __X__             NONE                 _____          ____
(Building Standard Carpet
Color/Cove Base Color)

VINYL FLOORCOVERING: __X__             NONE                 _____          ____
(Building Standard Vinyl)

LIGHTING:            __X__             NONE                 _____          ____
(Building Standard Fixtures)

ELECTRICAL:          _____      LESSOR to provide one (1)   __X__          ____
(Building Standard 110 Volt)    four plug outlet per new
                                partition only.

CEILING:             __X__             NONE                 _____          ____
(Building Standard Acoustical Tile)

PARTITIONS:          _____      LESSOR to provide three (3) __X__          ____
(Building Standard Sheetrock)   additional private offices
                                as described in Exhibit "B-1"
                                Space Plan using medal frame
                                and sheet rock partitions
                                only, subject to Article 8
                                of this Agreement.

DOORS/FRAMES         ______     Add one new door to        __X__           ____
(Building Standard Quality)     existing private office.

LOCKS/HARDWARE       __X__             NONE                 _____          ____
(Building Standard Quality)

RELIGHTS:            __X__             NONE                 _____          ____
(Building Standard Interior)

WINDOWCOVERINGS:     __X__             NONE                 _____          ____
(Building Standard Exterior)

TELEPHONE:           __X__             NONE                 _____          ____
(Building Standard Mud Rings)

PLUMBING:            __X__             NONE                 _____          ____

MILLWORK             __X__             NONE                 _____          ____

Note: LESSEE acknowledges that LESSOR will be performing the above described work during normal business hours. LESSEE agrees to move all furniture and equipment at least three (3) feet away from work areas.

If LESSEE is modifying their existing space layout, or expanding their leased premises, it is understood and agreed that all Lessor Agreed Tenant Improvement work may be performed during normal business hours and will not be deemed as an interruption of LESSEE's business and that AMERICAN PROPERTY MANAGEMENT CORP. assumes no liability for damage to any existing hidden electrical located in the walls, ceiling and/or floors (i.e., electrical for phones, fax, computers, office equipment, etc.) that is not indicated on this agreement and brought to the attention of AMERICAN PROPERTY MANAGEMENT CORP. prior to the office remodel or is not equipped with an appropriate power surge protection device.

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                              EXHIBIT "P" PARKING
                    GARDENBURGER, INC. an Oregon Corporation
                             1411 SW Morrison, #400
                             Portland, Oregon 97205
                               Account #C-8923-02




             [Parking Lot Specification Drawing--unable to convert]










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